CONVERTIBLE DEBT OBLIGATIONS	12 Months Ended
Dec. 31, 2023
Convertible Debt Obligations
CONVERTIBLE DEBT OBLIGATIONS

NOTE 21 — CONVERTIBLE DEBT OBLIGATIONS

As of December 31, 2023 and 2022, the Group’s convertible obligations consisted of the following:

	As of December 31,
	2023	2022
Convertible debt obligations, beginning balance	$7,975,851	$1,274,010
Addition	-	9,599,390
Converted to equity	(5,971,029)	(459,370)
Converted to short term debt	-	(539,245)
Repayment	(2,004,822)	(509,311)
Deferred debt discount and Cost of Fund Raise	-	(1,389,623)
Convertible debt obligations, ending balance	$-	$7,975,851
Convertible debt obligations, current portion	$-	$5,752,328
Convertible debt obligations, non-current portion	$-	$2,223,523

During the year ended December 31, 2020, Genius Group Limited issued 36-month convertible loans in the principal amount of $1,819,145 which bear interest at rates between 10% to 12% per annum, payable quarterly, annually or at maturity depending upon the convertible note (the “2019 Convertible Notes”). The convertible notes are convertible at the end of the term at the market price. Additionally, in connection with the convertible note issuances, the Company incurred $36,383 of debt issuance costs which are being accounted for as interest expenses. The notes are converted based on the offer by the Company at the market price and upon acceptance by the note holder.

During the year ended 2022, Genius Group Limited entered into a Securities Purchase Agreement to issue convertible loan in the principal amount of $18,130,000 in face amount of a senior secured convertible note purchased for $17,000,000 by the selling shareholder or its affiliates or assigns in a transaction that closed on August 26, 2022, which is convertible into our ordinary shares at an initial fixed price of $5.17, subject to adjustment for stock dividends, stock splits, anti-dilution and other customary adjustment events. The ordinary shares issuable upon conversion of the convertible note are being registered and will be sold pursuant to the agreement by the selling shareholder. In addition, subject to the satisfaction of equity conditions, we may, at our election, make monthly principal amortization payments in our ordinary shares. If we elect to make amortization payments in ordinary shares, such ordinary shares will be valued at the lowest of (x) the fixed conversion price, (y) 90% of the volume weighted average price of our ordinary shares on the trading day preceding the amortization payment date and (z) 90% of the average of the three lowest volume weighted average prices for our ordinary shares during the 20 trading days preceding the amortization payment date.

During the year ended December 31, 2023, the Company and holder of 2020 Convertible Notes in the agreement amount of $416,830 was repaid. The unpaid amount as of December 31, 2023 was $122,415 (2022: $539,245) under the 2020 Convertible Notes plan and is classified as Short term debt.

During the year ended December 31, 2023, the Company and holder of 2022 Convertible Note converted aggregate amount of $16,324,424 including the accrued interest of $1,701,964 into the equity of Genius Group based on the share price calculated as per the agreement. The Company issued 45,239,635 Genius Group Shares to fulfill the conversion request. The conversion was recorded as reduction in the liability and an increase to equity. The interest was charged to the profit and loss statement under interest expenses. The company also repaid the principal amount of $2,004,822 and $509,311. The unpaid amount as of December 31, 2023 was $0 (2022: $7,975,851) and is classified as convertible debt obligations.